UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
119 Washington Ave. Suite 504, Miami Beach, FL 33139
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/15

Date of reporting period: 7/01/14 - 6/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

THE HERZFELD CARIBBEAN BASIN FUND, INC.

ANNUAL REPORT
JUNE 30, 2015

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA 02116
(617) 662-2760

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA 02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Auditors
KPMG LLP
191 W. Nationwide Blvd., Suite 500
Columbus, OH 43215

Listed NASDAQ Capital Market
 Symbol: CUBA

Letter to Stockholders (Unaudited)

Thomas J. Herzfeld
Chairman, President and
Portfolio Manager

July 31, 2015

Dear Fellow Stockholders:

We are pleased to present our Annual Report for the period ended June 30, 2015. On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA), (the “Fund”) was $7.43 per share. For the fiscal year ended June 30, 2015, the total investment return of the Fund was 25.40%, based on market value per share, and -11.94% based on NAV per share.*

The Fund seeks long-term capital appreciation and through investment in companies that we believe are poised to benefit from economic, political, structural and technological developments in the Caribbean Basin. An important part of this investment strategy continues to be focused on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have further concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

Continued Thaw of U.S. - Cuba Relations

Since President Obama’s historic announcement of his intention to restore diplomatic ties with Cuba in December 2014, there have been numerous advances. Notable developments include: (i) Cuba’s removal from the U.S. State Sponsor of Terrorism list; (ii) the granting of new OFAC licenses to U.S. businesses to do business in Cuba; and (iii) the reopening of U.S. and Cuban embassies in Havana and Washington, D.C. The removal from the State Sponsor of Terrorism list paves the way for banking relationships, especially with the IMF and World Bank, given that this removal ends the prohibition on U.S. economic aid. Cuba was placed on this list in 1982. The reopening of embassies allows for increased travel and passport services, as well as a mechanism for Cuban nationals to travel to the U.S.

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the dividend reinvestment plan.

Letter to Stockholders (Unaudited) (continued)

Erik M. Herzfeld
Portfolio Manager

The last time the U.S. had an embassy in Cuba was during President Eisenhower’s presidency. We await with great anticipation the Pope’s visit to Cuba in September 2015 and expect the Pope’s visit to further strengthen Cuba’s relationship with the global community.

Investment on the Island

Although the restoration of U.S. relations with Cuba is still in its infancy, foreign investment has seen the developments of rapprochement between the U.S. and Cuba as a signal to increase investment ahead of U.S. businesses. For instance, reportedly both the UK and Spain plan to invest $400 million each in Cuba this year, Italy is looking to invest $96 million and other foreign investments are expected from China and the Netherlands. Foreign companies have moved quickly with MSC (Italy) basing its cruise ship, “Opera,” which holds 1,700 passengers, in Havana Harbor. The Spanish ferry operator Balearia is ready for U.S. – Cuba services with its “Pinar del Rio” vessel. Additionally, Cuba’s government reportedly reached an agreement with the Paris Club to renegotiate its $15 billion debt with 16 countries. Cuba is said to be paying $5.6 billion of the debt this year.

During the first 6 months of 2015, the gross domestic product (“GDP”) of Cuba grew 4.7% and the non-governmental GDP increased by 7%. This marks the first time in 56 years that Cuba collected its total planned revenues. Specifically, it collected 102.3% of expected revenues and the fiscal debt was only 48% of what was planned. The tourism sector increased by 16% during the first half of the year, reaching 2 million visitors by July 10th. This is 39 days earlier than this mark was reached in 2014. The non-governmental sector of the economy now encompasses approximately 600,000 workers.

There is a new sense of fervor in Washington now and just in the first quarter alone, the number of organizations lobbying the federal government with regard to the Cuban embargo has doubled from the previous quarter. Suddenly, companies that never spoke about their plans for Cuba are becoming very vocal. A number of agricultural U.S. companies, including giants such as Archer Daniels Midland and ConAgra, appear ready to invest in Cuba when it is legal and practical. Other industries including telecommunications, construction materials, and air/maritime transportation are progressing towards operations on the Island. There is a substantial impact in the entire Caribbean Basin. New flights have started in the last three months connecting Cuba to the Dominican Republic, Puerto Rico, Martinique and other nations of the region.

Letter to Stockholders (Unaudited) (continued)

Investment Strategy

Over the past fiscal year, the bear market in commodities and in Latin America has hampered the NAV performance of The Herzfeld Caribbean Basin Fund, Inc. because the region depends heavily on commodities, agriculture and tourism. The Mexican Bolsa dropped by -11.6%, converted to U.S. dollars (“USD”) over the Fund’s fiscal year. Also, the continued strength of the USD has crimped tourism outside of the U.S. because most Caribbean nations accept or peg to the USD. The strong USD has also led to depressed prices for Latin American exports like energy, metals, and agricultural goods. At first glance, when compared to the performance of the S&P 500, the performance in those sectors looks worse. However, of the 7.42% return of the S&P 500 over our fiscal year, two sectors, information technology and healthcare, were responsible for more than 5 percentage points or nearly 70% of the S&P 500 return. These two sectors are minimally represented in the Caribbean Basin because there are few such companies which are located in or derive substantial revenues from the region.

Our newest and largest addition in 2015 has been NextEra Energy, Inc. (NEE). This Florida-based clean energy company generates electricity through solar, wind and natural gas along with nuclear power through its subsidiary, NextEra Energy Partners. The majority of the company’s revenues are generated through Florida Power & Light which generates, distributes, and transmits energy to nearly half the population of Florida. With clean energy usage increasing in the U.S. and the Caribbean, we feel this company is strategically positioned to take advantage of this trend. Cuba could be an enormous opportunity for NextEra’s integrated clean energy solutions because it already has been operating successfully in Southern Florida, a region that is similar in its geography, climate, and weather patterns.

Letter to Stockholders (Unaudited) (continued)

In Cruise Line News

Our large allocation to the cruise line industry, 16.8%, has been a bright spot over the Fund’s fiscal year. Norwegian Cruise Line Holdings Ltd. (NCLH), Royal Caribbean Cruises Ltd. (RCL), Carnival Corp. (CCL, or “Carnival”), and Steiner Leisure Ltd. (STNR) returned 76.8%, 43.8%, 34.3% and 24.2% respectively over the past fiscal year. CCL received approval from the U.S. government to begin trips to Cuba in July 2015. Although these trips are slated as “social impact travel” and not traditional cruises, Arnold Donald, CEO of CCL, has gotten out in front of its main competitors, NCLH and RCL. These trips will be made on the luxurious Adonia, a 710 passenger ship, currently under the P&O Brand, operating out of Southampton, England. Carnival’s “social impact travel” limits guests to cruise for developmental, educational and environmental initiatives. The revenue generated is likely to be quite small at this time, but it may offer Carnival a strong “first mover” advantage once the embargo is lifted. We do not expect RCL and NCLH to sit on their hands while CCL makes inroads into the island nation. NCLH President, Frank Del Rio, has been vocal about cruising to Cuba. At a cruise conference in Miami, he remarked, “once the embargo is lifted, which is the main restriction, yes, we’re ready.” RCL and NCLH derive nearly half of their revenues from the Caribbean while CCL’s is only a third. Therefore, changes in the region will impact RCL and NCLH more significantly. The cruise industry will continue to be a large allocation in our Fund as it is one of the largest businesses in the Caribbean Basin. It continues to show growth as customers have been flocking to the new ships that are taking the cruising experience to the next level, combining high-end entertainment, food from world-renowned chefs, and stately rooms. STNR is the largest provider of spa services to the cruise lines and growth in the cruising industry positively affects its bottom line as well.

Airline Capacity Surge Outweighs Drop in Jet Fuel

With flight capacity across the airline industry growing, margins have been deteriorating as supply is currently outweighing demand. Additionally, many airlines have hedges for the cost of jet fuel so the large drop in prices has not translated to increased revenues. Fuel expenses have recently accounted for one-third to one-half of operating expenses for airlines. However, when those futures contracts expire, airlines should be able to rehedge at lower prices. For instance, the Gulf Coast Jet Fuel 1 year future contract on June 30, 2014 was $2.87 and a 1 year contract on June 30, 2015 was $1.90, a drop of -33.8%.

Our holdings in Copa Holdings, S.A. (CPA) and Avianca Holdings S.A. (AVH) have been disappointing. The slump in commodity prices in Latin America has slowed growth in the region leading to sharp drops in the local currencies. Over our fiscal year, CPA and AVH have dropped -40.1% and -36.2% respectively. CPA and AVH still have the overhang of cash trapped in Venezuela, as currency controls remain strict. However, we believe CPA and AVH are trading at extremely undervalued levels and depressed jet fuel prices, and the reduction in flight capacity by North American Airlines to Latin America should help these Central American-based airlines in the future.

Letter to Stockholders (Unaudited) (continued)

Commodity Selloff Continues

Continued depressed commodity prices, while good for consumers, has not boded well for companies that make their living off of them. Specialty contractor MasTec, Inc. (MTZ) has seen a slowdown in projects for energy infrastructure as the drop in oil prices has curtailed new energy projects. Making matters worse, the company announced an internal investigation by the company’s Audit Committee, along with independent counsel in connection with certain costs that allegedly should have been recognized in the second quarter of 2014 but instead were recognized in the third quarter of 2014. Although this recognition timing is not expected to impact the company’s 2014 fiscal results, it has led to a number of shareholder lawsuits. After a -35.5% drop in the company’s fiscal year, MTZ looks like a textbook value play as analysts estimate revenues to grow around 10% in 2016 and 2017.

Outlook

We see a bifurcated market in the Caribbean Basin going forward. The strength of the USD has helped domestic consumers while the opposite can be said for Latin and Central American markets. Because most of the Latin American economies depend on exporting commodities, we expect those markets to underperform as long as commodities are depressed. The countries that are net importers of commodities, like the U.S., should continue to see growth. Since the Caribbean Basin combines the U.S. and Latin American markets, we expect to see commodity intensive businesses benefit from the drop in price while the commodity producers continue to lag.

We expect positive developments in U.S. - Cuban relations in the future to lead towards a lifting of the embargo. We continue to monitor developments closely as they can positively or negatively affect our holdings. Since President Obama has made restoring relations with Cuba a priority and with a year and a half left in his term, we believe that he will try to accelerate, and possibly complete, the normalization process before he leaves office.

Letter to Stockholders (Unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2015.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	53.97%	Copa Holdings, S.A	8.84%
Panama	15.69%	MasTec, Inc.	6.44%
Mexico	15.04%	Royal Caribbean Cruises Ltd.	5.73%
Cayman	4.23%	Lennar Corp.	5.46%
Puerto Rico	3.93%	Seaboard Corporation	5.02%
Bahamas	3.65%	Norwegian Cruise Line Holdings	4.91%
Colombia	2.04%	Banco Latinoamericano
Canada	0.74%	de Comercio Exterior, S.A.	4.27%
Belize	0.03%	Consolidated Water Co. Ltd.	3.92%
Latin Amer. Region	0.02%	Cemex, S.A.B. de C.V. ADR	3.22%
Cuba	0.00%	Carnival Corporation	3.20%
Cash and		NextEra Energy, Inc.	3.06%
Other Countries	0.66%	Watsco Incorporated	3.00%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board, President and Portfolio Manager	Erik M. Herzfeld Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Schedule of Investments as of June 30, 2015

Shares or Principal Amount	Description	Fair Value

Common stocks - 99.36% of net assets

Airlines - 15.17%
104,794	Avianca Holdings, SA Spon ADR	$1,073,091
44,550	Copa Holdings, S.A.	3,679,385
21,515	ERA Group Inc.*	440,627
18,000	Spirit Airlines, Inc.*	1,117,800

Banking and finance - 10.90%
19,780	Bancolombia, S.A.	850,540
55,166	Banco Latinoamericano de Exportaciones, S.A.	1,775,242
6,000	Bank of Nova Scotia	309,780
22,643	Evertec, Inc.	480,937
29,000	Popular Inc.*	836,940
3,844	W Holding Co. Inc.*[2]	--
14,000	Western Union Company	284,620

Communications - 8.78%
44,690	América Móvil, S.A.B. de C.V. ADR	952,344
71,200	América Móvil, S.A.B. de C.V. Series A	71,742
209,144	América Móvil, S.A.B. de C.V. Series L	223,931
11,988	Atlantic Tele-Network, Inc.	828,131
518,210	Fuego Enterprises Inc. (Note 3)*[1,2]	246,150
210,994	Grupo Radio Centro S.A.B. de C.V.*[1,2]	160,827
28,400	Grupo Televisa, S.A.B. ADR	1,102,488
10,030	Spanish Broadcasting System, Inc.*	67,702

Conglomerates and holding companies - 0.04%
250,000	Admiralty Holding Company*[2]	--
70,348	BCB Holdings Ltd.*	8,851
3,250	Marlowe Holdings Ltd.*	6,133

Construction and related -11.64%
146,372	Cemex S.A.B. de C.V. ADR	1,340,768
65,264	Cemex S.A.B. de C.V. Series CPO	59,979
20	Ceramica Carabobo Class A ADR*[2]	--
3,000	Martin Marietta Materials	424,530
134,927	MasTec, Inc.*	2,680,999
4,000	Vulcan Materials	335,720

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2015 (continued)

Shares or Principal Amount	Description	Fair Value

Consumer products and related manufacturing - 3.00%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[2]	$--
10,100	Watsco Incorporated	1,249,774

Food, beverages and tobacco - 4.91%
53,874	Cleanpath Resources Corp.*	5
8,799	Coca Cola Femsa, S.A.B. de C.V. ADR	699,081
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	168,684
11,000	Fomento Económico Mexicano, S.A.B. de C.V. ADR	979,990
5,000	Fresh Del Monte Produce Inc.	193,300

Housing - 5.46%
44,500	Lennar Corporation	2,271,280

Investment companies - 1.45%
6,000	iShares MSCI Mexico Capped ETF	342,660
800	Latin American Discovery Fund	8,224
1,637	Mexico Equity & Income Fund	20,102
5,000	Mexico Fund Inc.	105,850
6,279	Salient Midstream & MLP Fund	126,647
70,348	Waterloo Investment Holdings Ltd.*[2]	--

Leisure - 16.75%
27,000	Carnival Corp.	1,333,530
36,443	Norwegian Cruise Line Holdings Ltd.*	2,042,266
30,313	Royal Caribbean Cruises Ltd.	2,385,330
22,467	Steiner Leisure Ltd.*	1,208,275

Mining - 2.39%
3,872	Grupo México, S.A.B. de C.V. Series B	11,670
32,000	Freeport McMoran Copper	595,840
31,900	Tahoe Resources, Inc.	386,947

Pulp and paper - 0.10%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	39,642

Railroad - 1.21%
5,750	Norfolk Southern Corporation	502,320

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2015 (continued)

Shares or Principal Amount	Description	Fair Value

Retail - 1.52%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	$27,926
1,000	Pricesmart Inc.	91,240
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	514,346

Service - 0.02%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	9,962

Trucking and Marine Freight - 6.19%
580	Seaboard Corporation*	2,087,420
2,000	Seacor Holdings, Inc.*	141,880
9,589	Teekay LNG Partners LP	308,766
36,000	Ultrapetrol Bahamas Ltd.*	40,680

Utilities - 9.01%
12,000	Caribbean Utilities Ltd. Class A	127,680
129,538	Consolidated Water, Inc.	1,632,178
700	Cuban Electric Company (Note 3)*[2]	--
13,000	NextEra Energy Inc.	1,274,390
40,500	Teco Energy Inc.	715,230

Other - 0.82%
25,000	Geltech Solutions Inc.*	19,998
4,420	Gusbourne PLC*	3,376
55,921	Margo Caribe, Inc.*	319,309
895	Siderurgica Venezolana Sivensa, S.A. ADR*[2]	--
79	Siderurgica Venezolana Sivensa, S.A. Series B*[2]	--

Total common stocks (cost $38,598,496)		$41,345,055

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Note 3)*[2]	$--

Total bonds (cost $63,038)		$--

Other assets less liabilities - 0.64% of net assets		$266,345

Net assets - 100%		$41,611,400

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2015 (continued)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	53.97%
Panama	15.69%
Mexico	15.04%
Other, individually under 5%**	15.30%
100.00%

[1]	Securities have been deemed illiquid by the Advisor based on methodology approved by the Board of Directors. Illiquid securities comprised 0.98% of net assets.
[2]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.98% of net assets.
*	Non-income producing
**	Amount includes other assets less liabilities of 0.64%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2015

ASSETS

Investments in securities, at fair value (cost $38,661,534) (Notes 2 and 3)		$41,345,055
Foreign currency (cost $2,232)		2,166
Cash		573,533
Dividends receivable		24,277
Deferred offering costs		121,283
Other assets		18,867

TOTAL ASSETS		42,085,181

LIABILITIES

Payable for investments purchased	$238,002
Accrued investment advisor fee (Note 4)	153,986
Foreign tax withholding	461
Distributions payable	6
Other payables	81,326

TOTAL LIABILITIES		473,781

NET ASSETS (Equivalent to $7.43 per share based on 5,599,584* shares outstanding)		$41,611,400

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 5,599,584* shares issued and outstanding		$5,600
Additional paid-in capital		38,315,742
Accumulated net realized gain on investments and foreign currency		606,603
Net unrealized gain on investments and foreign currency (Note 5)		2,683,455

NET ASSETS		$41,611,400

*	Includes 243,200 shares issued through dividend reinvestment plan and 1,812,293 shares issued through a rights offering conducted in 2007 and 1,856,535 shares issued through a rights offering conducted in 2014. (Note 7)

See accompanying notes to the financial statements.

Statement of Operations Year Ended June 30, 2015

INVESTMENT INCOME AND EXPENSES

Dividends (net of foreign withholding tax of $1,589)		$617,996

Investment advisor fees (Note 4)	$558,086
Professional fees	173,000
Custodian fees	84,000
Insurance	34,573
CCO salary (Note 4)	26,913
Transfer agent fees	24,000
Director fees	122,300
Listing fees	22,500
Printing and postage	19,893
Proxy services	5,887
Other	69,484
Total investment expenses		1,140,636

NET INVESTMENT LOSS		(522,640)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	984,015
Change in unrealized appreciation/depreciation on investments and foreign currency	(1,853,030)

NET LOSS ON INVESTMENTS		(869,015)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(1,391,655)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets
Years Ended June 30, 2015 and 2014

	Year-Ended	Year-Ended
	2015	2014

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(522,640)	$(267,942)
Net realized gain on investments and foreign currency	984,015	4,571,398
Change in unrealized appreciation/depreciation on investments and foreign currency	(1,853,030)	(53,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,391,655)	3,649,502

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(3,536,700)	(4,232,900)

CAPITAL STOCK TRANSACTIONS
Net proceeds from shares issued in reinvestment of distributions (Note 7)	235,335	--
Net proceeds of rights offering (Note 7)	12,442,484	--

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,749,464	(583,398)

NET ASSETS

Beginning	33,861,936	34,445,334

Ending	$41,611,400	$33,861,936

ACCUMULATED NET INVESTMENT GAIN	$0	$0

See accompanying notes to the financial statements.

Financial Highlights
Years Ended June 30, 2011 through 2015

	Year Ended June 30
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$9.12	$9.28	$7.90	$8.13	$6.12

Operations:
Net investment loss[1]	(0.11)	(0.07)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(0.08)	1.05	1.61	(0.11)	2.07
Total from operations	(0.19)	0.98	1.58	(0.17)	2.01

Distributions:
From net realized gains	(0.64)	(1.14)	(0.20)	(0.06)	--
Total distributions	(0.64)	(1.14)	(0.20)	(0.06)	--

Dilutive effect of rights offering	(0.86)	--	--	--	--

Net asset value, end of year	$7.43	$9.12	$9.28	$7.90	$8.13

Per share market value, end of year	$9.46	$8.15	$8.51	$6.97	$7.14

Total investment return (loss) based on market value per share	25.40%	8.98%	25.31%	(1.39%)	25.93%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$41,611	$33,862	$34,445	$29,330	$30,169
Ratio of expenses to average net assets	2.97%	2.46%	2.50%	2.68%	2.66%
Ratio of net investment loss to average net assets	(1.36%)	(0.78%)	(0.38%)	(0.81%)	(0.81%)
Portfolio turnover rate	14%	24%	37%	15%	22%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

The Fund’s custodian and transfer agent is State Street Bank and Trust Company (“SSBT”), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts 02117.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Notes to Financial Statements

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments
Level 2:
other significant observable inputs (including quoted prices for identical investments in markets that are not active, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

LEVEL	Investments in Securities
Level 1	$40,618,769
Level 2	$319,309
Level 3	$406,977

Investment in Securities at Value Level 3
Balance as of 6/30/14	$146
Realized/Unrealized gain/(loss)	($146)
Net purchases	0
Transfer into Level 3	$406,977
Transfer out of Level 3	0
Balance as of 6/30/15	$406,977

Additional quantitative disclosures for assets in which Level 3 inputs are used in determining fair value are presented when there are significant Level 3 investments at the end of the period.

	Quantitative Information about Level 3 Fair Value Measurements
Investment	Fair Value at June 30, 2015	Valuation Basis at June 30, 2015	Valuation Technique	Unobservable Input(s)	Range	Selected Value
Private Placement (Restricted)	$246,150	Market Approach	Market Transaction Method	Precedent Transactions (Private Market)	$0.40-$0.50	$0.475
Equity Security	$160,827	Market Approach	Market Transaction Method	Precedent Transaction	$0.95	$0.95
				Discount for lack of liquidity	1%-20%	20%
TOTAL	$406,977
INVESTMENTS

Notes to Financial Statements

All transfers are recognized by the Fund at the end of each reporting period. Transfers from Level 2 to Level 1 were $12,227, transfers from Level 1 to Level 2 were $319,309, and transfers from Level 2 to Level 3 were $406,977. Transfers between Levels 1 and 2 related to the availability of trade information near the valuation date. Transfers between Levels 2 and 3 related to a change to fair valuation by the Board of Directors due to a limited amount of trading and lack of available information with respect to transactions in the primary market.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund’s custodian fees for the year ended June 30, 2015 were approximately $0. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Notes to Financial Statements

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT. The Fund transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

 The Fund has adopted a June 30 year-end for federal income tax purposes.

Notes to Financial Statements

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the year ended June 30, 2015, a distribution from long-term capital gains of $0.596 per share and from short-term capital gains of $0.039 per share was declared on December 18, 2014.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038 that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2015, the position was valued at $0 by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, purchased for $5,817, which are currently segregated and restricted from transfer. As of June 30, 2015, the position, was valued at $0 by the Board of Directors.

Investments in securities also include 500,000 shares of Fuego Enterprises, Inc. purchased for $125,000 that are Rule 144A securities which as of June 30, 2015 were restricted as to the resale to institutional investors. As of June 30, 2015, the restricted portion of the position was valued at $237,500 by the Board of Directors. This security has been deemed illiquid by the Advisor based on procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the year ended June 30, 2015 amounted to $558,086 of which $153,986 is payable as of June 30, 2015.

Mr. Thomas Herzfeld is the owner of the Advisor.

The Fund reimbursed the Advisor in the amount of $26,913 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund.

Notes to Financial Statements

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended June 30, 2015, purchases and sales of investment securities were $14,395,577 and $5,160,942, respectively.

At June 30, 2015, the Fund’s investment portfolio had gross unrealized gains of $7,862,643 and gross unrealized losses of $5,179,122, resulting in a net unrealized gain on investments of $2,683,521 for financial statement purposes.

NOTE 6. INCOME TAX INFORMATION

As of June 30, 2015, for tax purposes the Fund’s accumulated net realized gain on investments was $873,316.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $266,713 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of June 30, 2015, gross unrealized gains were $7,921,268 and gross unrealized losses were $5,504,460 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2015 result from differences between book and tax accounting for the characterization of foreign currency losses and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Realized Loss on Investments	Accumulated Net Additional Paid in Capital
Year ended June 30, 2015	$522,640	($105,044)	($417,596)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2012. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2015.

Notes to Financial Statements

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2015 and June 30, 2014 were as follows: ordinary income, $71,408 and $0, and long-term capital gains, $3,465,295 and $4,232,900, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

2007 Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

2014 Rights Offering

On December 12, 2014, the Fund issued 1,856,535 common shares in connection with a rights offering. Stockholders of record October 9, 2014 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 50% of the shares offered, or up to an additional 618,845 shares of common stock.

The subscription price was equal to 95% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 4, 2014 and the four preceding trading days. The final subscription price was $6.77 per share. The Fund issued the entire 50% optional secondary oversubscription. Net proceeds to the Fund were $12,442,484, after deducting rights offering costs of $126,034. The net asset value of the Fund’s common shares was decreased by approximately $0.86 per share, as a result of the share issuance.

Year-End Distributions

No distribution was declared during the fiscal year ended June 30, 2011.

On January 9, 2012, the Fund paid a year-end distribution of $0.0634 per share in cash.

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

Notes to Financial Statements

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock. Stockholder were also given the option of receiving the payment in cash. Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

On January 7, 2015 the Fund paid a year-end distribution of $0.635 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $7.85 per share, equal to 95% of the closing market price of the stock on January 7, 2015, pursuant to the Fund’s Dividend Reinvestment Plan. The Fund issued a total of 29,978 common shares in connection with its year-end distribution.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Notes to Financial Statements

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Herzfeld Caribbean Basin Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc. (the Fund), including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the years ended June 30, 2013 and prior were audited by prior auditors whose report thereon dated August 16, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
August 21, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Directors and Officers of the Fund (Unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Interested Directors
Thomas J. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 70	President, Portfolio Manager, Chairman, Director	three years; 1993 to present	Chairman and President of Thomas J. Herzfeld & Co., Inc., a broker dealer 1981-2010, and Thomas J. Herzfeld Advisors, Inc., 1984-present.	2	The Cuba Fund, Inc. (in registration)
Cecilia L. Gondor** c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 53	Director	three years; 2014 to present	Managing Member of L&M Management, a real estate management business, 2014- present; Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker dealer, 1984-2010, and Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None
Independent Directors
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 63	Director	three years; 1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980- 1998, a retailer of recorded music.	1	None
Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 63	Director	three years; 2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 47	Director	three years; 2011 to present	John A. Gelety, PA, attorney at law, a transactional law firm that specializes in business law, with a concentration on domestic and cross-border mergers & acquisitions, private equity and commercial transactions, 2005-present.	1	None

*	Mr. Thomas J. Herzfeld is an “interested person” of the Fund, (as defined in the 1940 Act) because he is an officer of the Fund’s Advisor.
**	Ms. Gondor is an “interested person” (as defined in the 1940 Act) due to her former position as an officer and employee of the Fund’s Advisor and of the Fund.

Additional information about the Directors is included in the Fund’s Prospectus.

-28 and 29-

Directors and Officers of the Fund (Unaudited)(cont’d)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Officers
Erik M. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 41	Portfolio Manager	2008 to present
Co- President, Thomas J. Herzfeld Advisors, Inc., 2015-present; Portfolio Manager, Thomas J. Herzfeld Advisors, Inc. 2007-present; Managing Director, Thomas J. Herzfeld Adviors, Inc., 2007- 2015. Vice President JPMorgan Chase 2000-2007, foreign exchange option trading.
Strategic Investment Partners, Inc.
Reanna J. M. Lee 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 29	Secretary, Treasurer	2014 to present
In-house counsel of Thomas J. Herzfeld Advisors, Inc., 2012-present; Chief Compliance Officer of Thomas J. Herzfeld Advisors, Inc., 2013-present; Reanna J M Lee, PA, a law firm with areas of practice including intellectual property and entertainment law, 2011-present.
N/A

-30 and 31-

Quarterly Portfolio Reports (Unaudited)

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2014 to June 30, 2015, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (Unaudited)

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Dividend Reinvestment Plan (Unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

Dividend Reinvestment Plan (Unaudited)(continued)

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (Unaudited) (continued)

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (Unaudited) (continued)

10.	Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117-0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

INTENTIONALLY LEFT BLANK

THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
 Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2014 and 2015.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)

2014	$47,000	$0	$10,500	$0
2015	$47,000	$0	$11,000	$0

(2) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2014 and 2015 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2014 and $0 for 2015.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2015, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, and Ann S. Lieff.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 24, 2015.

Erik M. Herzfeld, Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2008. Before joining the Fund's investment adviser in 2007, Erik served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 24, 2015.

(a)(2)(i) and (ii) As of June 30, 2015, Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld were also portfolio managers for approximately 290 other accounts comprising $213 million under management, 0 pooled investment vehicles comprising $0 under management, and one other investment company comprising approx. $42 million under management.  However, none of the these accounts are managed with an investment strategy similar to the Fund's.  As of the same date the Fund has total assets of approximately $42 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(a)(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas J. Herzfeld owns 100% of the voting stock of the Advisor, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr.  Thomas J.  Herzfeld as of June 30, 2015: over $1,000,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2015: $500,001-$1,000,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2014 and ending July 31, 2014)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2014 and ending August 31, 2014)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2014 and ending September 30, 2014)	0	n/a	n/a	n/a
Month #3 (beginning October 1, 2014 and ending October 31, 2014)	0	n/a	n/a	n/a
Month #4 (beginning November 1, 2014 and ending November 30, 2014)	0	n/a	n/a	n/a
Month #5 (beginning December 1, 2014 and ending December 31, 2014)	333,994*	$6.77	333,994*	n/a
Month #7 (beginning January 1, 2015 and ending January 31, 2015)	0	n/a	n/a	n/a
Month #8 (beginning February 1, 2015 and ending February 28, 2015)	0	n/a	n/a	n/a
Month #9 (beginning March 1, 2015 and ending March 31, 2015)	0	n/a	n/a	n/a
Month #10 (beginning April 1, 2015 and ending April 30, 2015)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2015 and ending May 31, 2015)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2015 and ending June 30, 2015)	0	n/a	n/a	n/a
Total	333,994*	$6.77	333,994*	n/a

*
These shares were purchased by Thomas J. Herzfeld for his accounts in connection with a rights offering completed on December 4, 2014.  Mr. Herzfeld is a director and officer of the Registrant and a controlling person of the Registrant’s investment adviser.  Accordingly, Mr. Herzfeld may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 26, 2015

By: /s/ Reanna J. M. Lee
Reanna J. M. Lee
Secretary and Treasurer
(Principal Financial Officer)

Date: August 26, 2015

APPENDIX A
THE HERZFELD CARIBBEAN BASIN FUND, INC.
Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

______________

(1)This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2)As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3)This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)Id.

(5)This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)Id.

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.
The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

EXHIBIT A

Chief Executive Officer - Thomas J. Herzfeld

Chief Financial Officer - Reanna J. M. Lee